Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Alseres Pharmaceuticals, Inc. (the “Company”) on form 10-K for the year ended December 31, 2011 as filed with the Securities and Exchange Commission (the “Report”), I Kenneth L. Rice Jr., Executive Vice President Finance and Administration and Chief Financial Officer of the Company, certify, to the best of my knowledge and belief, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

3.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

4.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 29, 2012	/s/ KENNETH L. RICE JR.
Kenneth L. Rice Jr.
Executive Vice President Finance and Administration and Chief Financial Officer